UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2013

CALDERA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54748	20-0982060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
278 DP Road, Suite D Los Alamos, New Mexico 87544
(Address of principal executive offices) (zip code)

(505) 661-2420
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2013, Caldera Pharmaceuticals, Inc. (the “Company”), closed the second round of its private placement financing in which it issued an aggregate of 594,000 units at a per unit price of $2.50, each unit consisting of one share of Series B Preferred Stock (the “Series B Stock”) and a seven year warrant to acquire one share of the Company’s common stock, par value, $0.001 per share (“Common Stock”), at an exercise price of $2.50 per share, to 32 accredited investors for aggregate cash proceeds of $1,485,000 pursuant to separate purchase agreements entered into with each investor (the ”Purchase Agreements”). The sale was part of a private placement offering in which the Company offered for sale on a “best efforts–all or none” basis up to 550,000 units (gross proceeds of $1,375,000, including the principal amount of bridge notes exchanged for Units, and on a “best efforts” basis the remaining 1,450,000 units for a maximum of 2,000,000 units (gross proceeds of $5,000,000). The Company previously sold 470,000 units in the offering (gross proceeds of $1,175,000) and issued an additional 150,000 units upon conversion of bridge notes in the aggregate principal amount of $375,000.  The offering has been extended until June 30, 2013 at the election of the Company and the Placement Agent.

The Company retained Taglich Brothers, Inc. as its exclusive Placement Agent for the financing. In addition to the compensation received at the first closing of the financing, the Placement Agent received  a 9% commission from the gross proceeds of the second round of the Offering ($133,650) and warrants to purchase 59,400 shares of Common Stock, representing 10% of the shares of Common Stock into which the Series B Preferred Shares issued in connection with the second round of the financing are convertible (the “Placement Agent Warrants”).

The Purchase Agreement, the Warrants issued to investors, the Placement Agent Warrants and the terms of the Series B Stock are qualified in their entirety by reference to the full text of the Purchase Agreement, the Warrants, the Placement Agent Warrants and the Certificate of Designations, copies of each of which are incorporated by reference herein and were filed  as Exhibits 1.1, 3.1 and 4.1, 4.2, 4.3 and 4.4 to the Company’s Current Report on Form 8-K filed on April 29, 2013, respectively, below.

Item 3.02 Unregistered Sales of Equity Securities.

The securities sold in the Offering were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Name of Exhibit

1.1	Form of Placement Agent Agreement (incorporated by reference to Exhibit 1.1 of the Current Report on Form 8-K dated April 29, 2013)
3.1	Form of Certificate of Designations for Series B Preferred Stock (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K dated April 29, 2013)
4.1	Form of Advisor Warrant (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K dated April 29, 2013)
4.2	Form of Placement Agent Warrant between the Company and the Placement Agent (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K dated April 29, 2013)
4.3	Form of Securities Purchase Agreement between the Company and the Investors (incorporated by reference to Exhibit 4.3 of the Current Report on Form 8-K dated April 29, 2013)
4.4	Form of Investor Warrant (incorporated by reference to Exhibit 4.4 of the Current Report on Form 8-K dated April 29, 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2013	Caldera Pharmaceuticals, Inc.

	By:	/s/ Dr. Benjamin Warner
Dr. Benjamin Warner
Chief Executive Officer